[GRAPHIC]

                                             Semiannual Report February 28, 2002


Oppenheimer
Growth Fund

                                                      [LOGO] OppenheimerFunds(R)

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Growth Fund seeks capital appreciation.

CONTENTS

  1  Letter to
     Shareholders

  3  An Interview
     with Your Fund's
     Manager

  8  Financial
     Statements

 27  Officers and Trustees


Cumulative Total Returns*

              For the 6-Month Period
              Ended 2/28/02
              Without         With
              Sales Chg.      Sales Chg.
----------------------------------------
Class A       -2.52%              -8.13%
----------------------------------------
Class B       -2.90               -7.75
----------------------------------------
Class C       -2.89               -3.86
----------------------------------------
Class N       -2.67               -3.64
----------------------------------------
Class Y       -2.34
----------------------------------------

Average Annual Total Returns*

              For the 1-Year Period
              Ended 2/28/02

              Without         With
              Sales Chg.      Sales Chg.
----------------------------------------
Class A       -18.95%            -23.61%
----------------------------------------
Class B       -19.57             -23.59
----------------------------------------
Class C       -19.57             -20.37
----------------------------------------
Class N       -19.89             -20.68
----------------------------------------
Class Y       -18.70
----------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

[PHOTO]

John V. Murphy
President
Oppenheimer
Growth Fund

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.

     For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.

     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."

     While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.

                          1 | OPPENHEIMER GROWTH FUND

LETTER TO SHAREHOLDERS

     This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.

     In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.

     I thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that make OppenheimerFunds an integral part of The Right Way to Invest.

Sincerely,

/S/John V. Murphy

John V. Murphy
March 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                          2 | OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Management
Team
Bruce Bartlett
(Portfolio Manager)
Subrata Ghose
Julie Ryan

How would you characterize Oppenheimer Growth Fund's performance during the six-month period that ended February 28, 2002?

A. We are generally pleased with the Fund's performance during a turbulent period for most growth-oriented stocks. While, of course, we would prefer to have delivered positive returns, the disciplined execution of our strategy enabled us to provide better-than-average performance as compared to our peer group in a challenging time for growth investing./1/

What made this such a challenging period?

The past six months saw a continuation of the economic downturn that began in mid 2000. Weakness in several areas of the economy drove the United States into recession after nearly a decade of growth, and pushed the stock market into bear territory. September 11 only exacerbated these conditions. While stock prices rebounded somewhat in the months that followed, most broad indices barely recovered the ground they lost in the immediate aftermath of the attacks. As 2002 began, many growth-oriented companies reported unclear prospects for near-term earnings and revenues. Accounting irregularities surfaced at a few enterprises, causing them to file for bankruptcy and raising broader concerns regarding the integrity of corporate reporting procedures.
     On the brighter side, most growth-oriented stocks proved more resilient in the past six months than during the prior reporting period. Falling interest rates and improving economic indicators led many investors to anticipate a return to economic growth in 2002. Market strength, once heavily concentrated in technology, broadened across multiple industry sectors to include health care, specialty retail and select financials.

1. The average of the total return of the 853 funds in the Lipper Large Cap Growth Funds Category for the six-month period ended 2/28/02 was -4.20%.


                          3 | OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

----------------------------------
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/02/3/
Class A
1-Year       5-Year       10-Year
----------------------------------
(11.77)%       3.16%         8.96%
Class B                 Since
1-Year       5-Year     Inception
----------------------------------
(11.75)%       3.28%         8.99%
Class C                 Since
1-Year       5-Year     Inception
----------------------------------
(8.01)%        3.58%         6.34%
Class N                 Since
1-Year       5-Year     Inception
----------------------------------
(7.64)%         N/A        -17.00%
Class Y                 Since
1-Year       5-Year     Inception
----------------------------------
(6.08)%        4.67%        10.14%
----------------------------------

How did you manage the Fund in light of these conditions?

Our well-defined, disciplined approach generally guided us away from making investments in overly complex organizations that lack financial transparency. On the other hand, we could not completely sidestep the difficult climate for growth stocks that prevailed during the period while remaining true to our growth-oriented investment strategy. However, our reading of the economic environment did lead us to shift the Fund's emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. By emphasizing the quality of a company's revenues rather than the absolute magnitude of its growth, we helped reduce the Fund's level of risk and volatility. As a result, the Fund weathered the period relatively well.
     Healthcare proved to be the Fund's single largest area of investment. Within healthcare, we invested in a broad range of companies that exhibited consistent earnings and revenue growth, strong unit volume demand and good visibility. For example, Cardinal Health, Inc., one of the Fund's larger holdings, has exhibited 59 consecutive quarters of greater-than-20% growth in revenue and earnings and has been generally unaffected by declines in technology-related capital spending. Other healthcare companies in which we invested, such as Biomet, Inc., a broad-based medical products manufacturer, we believe benefited from a more favorable regulatory environment, rising levels of hospital profitability and growing demand from an aging population. In general, our healthcare holdings contributed positively to the Fund's performance./2/

What other investments made significant contributions to performance?

As interest rates fell to their lowest levels in recent years, we found several investment opportunities in the financial sector among companies we believed were well positioned to benefit

2. The Fund's holdings and allocations are subject to change.
3. See Notes on page 7 for further details.


                          4 | OPPENHEIMER GROWTH FUND
from declining interest rates and a strong housing market. These included financial services companies and government agencies, such as USA Education, Inc. and Freddie Mac (Federal Home Loan Mortgage Corp.). We also identified several carefully selected investment opportunities in the retail sector among growing companies that benefited from relatively high levels of consumer spending. For example, Kohl's Corp. operates a successful chain of discounted name-brand department stores, and is expanding from its Midwest base of operations to establish a national presence. We believe the company is uniquely positioned to continue growing for years to come./2/
     Of course, not every area of investment helped the Fund's performance. We were hurt by declines among capital goods companies, an area particularly hard hit by the recession. Returns also suffered due to a seasonal downturn in the cable industry.

What is your outlook for the coming months?

Although we have not yet seen clear evidence of economic recovery, a variety of economic indicators lead us to believe we are approaching a transition from recession to renewed growth. Accordingly, while we continue to position the Fund to weather the current slow-growth climate, we are also poised to take advantage of a return to faster growth. In particular, we are looking for companies that we believe exhibit true internal growth, by which we mean sustainable growth generated primarily by expanding sales rather than by acquisitions, accounting gimmicks or cost reductions. We believe that true internal growth is the surest path to increasing profits and rising stock prices. Our commitment to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time, is what makes Oppenheimer Growth Fund part of The Right Way to Invest.

                          5 | OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


                             Sector Allocation/4/

                                    [CHART]

                     . Healthcare                    35.4%
                         Healthcare/
                         Supplies &
                         Services                    24.9
                         Healthcare/
                         Drugs                       10.5
                     . Financial                     20.2
                     . Consumer
                       Cyclicals                     19.4
                     . Technology                    16.1
                     . Consumer
                       Staples                        4.7
                     . Capital Goods                  2.8
                     . Communication
                       Services                       1.4

Top Ten Common Stock Holdings/5/
--------------------------------------------------------------------------------
Kohl's Corp.                                                                5.3%
--------------------------------------------------------------------------------
Johnson & Johnson                                                           5.2
--------------------------------------------------------------------------------
USA Education, Inc.                                                         5.0
--------------------------------------------------------------------------------
Baxter International, Inc.                                                  4.5
--------------------------------------------------------------------------------
First Data Corp.                                                            4.3
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                                     4.0
--------------------------------------------------------------------------------
Stryker Corp.                                                               4.0
--------------------------------------------------------------------------------
Biomet, Inc.                                                                3.9
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.3
--------------------------------------------------------------------------------
MBIA, Inc.                                                                  3.3

Top Five Common Stock Industries/5/
--------------------------------------------------------------------------------
Healthcare/Supplies & Services                                             21.4%
--------------------------------------------------------------------------------
Diversified Financial                                                      14.1
--------------------------------------------------------------------------------
Healthcare/Drugs                                                            9.0
--------------------------------------------------------------------------------
Computer Software                                                           8.8
--------------------------------------------------------------------------------
Retail: General                                                             8.3

4. Portfolio is subject to change. Percentages are as of February 28, 2002, and are based on total market value of common stock holdings.
5. Portfolio is subject to change. Percentages are as of February 28, 2002, and are based on net assets.


                          6 | OPPENHEIMER GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                          7 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS February 28, 2002 / Unaudited

                                                                    Market Value
                                                       Shares         See Note 1
================================================================================
Common Stocks--86.0%
--------------------------------------------------------------------------------
Capital Goods--2.4%
--------------------------------------------------------------------------------
Manufacturing--2.4%
Tyco International Ltd.                             1,714,022       $ 49,878,040
--------------------------------------------------------------------------------
Communication Services--1.2%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--1.2%
Broadcom Corp., Cl. A/1/                              500,000         15,325,000
--------------------------------------------------------------------------------
Comverse Technology, Inc./1/                          605,000          9,468,250
                                                                    ------------
                                                                      24,793,250

--------------------------------------------------------------------------------
Consumer Cyclicals--16.7%
--------------------------------------------------------------------------------
Leisure & Entertainment--1.1%
Harley-Davidson, Inc.                                 425,000         21,785,500
--------------------------------------------------------------------------------
Retail: General--8.3%
Costco Wholesale Corp./1/                           1,500,000         61,890,000
--------------------------------------------------------------------------------
Kohl's Corp./1/                                     1,604,500        108,576,515
                                                                    ------------
                                                                     170,466,515

Retail: Specialty--7.3%
Bed Bath & Beyond, Inc./1/                          2,445,000         81,663,000
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc./1/                          905,000         37,240,750
--------------------------------------------------------------------------------
Target Corp.                                          725,000         30,377,500
                                                                    ------------
                                                                     149,281,250

--------------------------------------------------------------------------------
Consumer Staples--4.0%
--------------------------------------------------------------------------------
Broadcasting--4.0%
Comcast Corp., Cl. A Special/1/                     1,750,000         59,272,500
--------------------------------------------------------------------------------
Cox Communications, Inc., Cl. A/1/                    625,000         23,031,250
                                                                    ------------
                                                                      82,303,750
--------------------------------------------------------------------------------
Financial--17.4%
--------------------------------------------------------------------------------
Diversified Financial--14.1%
AMBAC Financial Group, Inc.                           770,600         47,815,730
--------------------------------------------------------------------------------
American Express Co.                                  500,000         18,225,000
--------------------------------------------------------------------------------
Concord EFS, Inc./1/                                1,900,000         57,057,000
--------------------------------------------------------------------------------
Fannie Mae                                             76,230          5,964,998
--------------------------------------------------------------------------------
Freddie Mac                                           900,000         57,366,000
--------------------------------------------------------------------------------
USA Education, Inc.                                 1,100,000        102,025,000
                                                                    ------------
                                                                     288,453,728

--------------------------------------------------------------------------------
Insurance--3.3%
MBIA, Inc.                                          1,162,600         67,953,970
--------------------------------------------------------------------------------
Healthcare--30.4%
--------------------------------------------------------------------------------
Healthcare/Drugs--9.0%
Gilead Sciences, Inc./1/                              500,000         35,230,000


                          8 | OPPENHEIMER GROWTH FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs Continued
IDEC Pharmaceuticals Corp./1/                         675,000       $ 42,403,500
--------------------------------------------------------------------------------
Johnson & Johnson                                   1,750,000        106,575,000
                                                                  --------------
                                                                     184,208,500

Healthcare/Supplies & Services--21.4%
Baxter International, Inc.                          1,650,000         91,542,000
--------------------------------------------------------------------------------
Biomet, Inc.                                        2,632,500         80,449,200
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                 880,000         58,159,200
--------------------------------------------------------------------------------
Cytyc Corp./1/                                        125,000          2,932,500
--------------------------------------------------------------------------------
Lincare Holdings, Inc./1/                           1,526,900         38,416,804
--------------------------------------------------------------------------------
McKesson Corp.                                      1,200,000         42,300,000
--------------------------------------------------------------------------------
Stryker Corp.                                       1,327,500         81,641,250
--------------------------------------------------------------------------------
Tenet Healthcare Corp./1/                             750,000         43,312,500
                                                                  --------------
                                                                     438,753,454

--------------------------------------------------------------------------------
Technology--13.9%
--------------------------------------------------------------------------------
Computer Hardware--0.5%
EMC Corp./1/                                        1,000,000         10,900,000
--------------------------------------------------------------------------------
Computer Services--4.3%
First Data Corp.                                    1,075,000         87,634,000
--------------------------------------------------------------------------------
Computer Software--8.8%
BEA Systems, Inc./1/                                  650,000          8,261,500
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd./1/             180,000          5,025,600
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                         500,000         29,515,000
--------------------------------------------------------------------------------
Microsoft Corp./1/                                  1,175,000         68,549,500
--------------------------------------------------------------------------------
SAP AG (Systeme, Anwendungen, Produkte in der
Datenverarbeitung), Sponsored ADR                   1,180,000         40,320,600
--------------------------------------------------------------------------------
Veritas Software Corp./1/                             817,500         29,013,075
                                                                  --------------
                                                                     180,685,275

--------------------------------------------------------------------------------
Communications Equipment--0.3%
Nokia Corp., Sponsored ADR, A Shares                  250,000          5,192,500
                                                                  --------------
Total Common Stocks (Cost $1,707,314,728)                          1,762,289,732

================================================================================
Other Securities--1.6%
Nasdaq-100 Unit Investment Trust/1/
 (Cost $37,369,749)                                 1,000,000         33,780,000

                          9 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                      Principal         Market Value
                                                                         Amount           See Note 1
====================================================================================================
Short-Term Notes--5.8%
Charta Corp., 1.80%, 4/16/02                                       $ 20,000,000       $   19,953,744
----------------------------------------------------------------------------------------------------
Crown Point Capital Co.:
1.68%, 3/6/02                                                        25,000,000           24,994,167
1.82%, 4/12/02                                                       25,000,000           24,946,917
----------------------------------------------------------------------------------------------------
New Center Asset Trust:
1.80%, 4/5/02                                                        25,000,000           24,956,250
1.81%, 4/9/02                                                        25,000,000           24,950,979
                                                                                      --------------
Total Short-Term Notes (Cost $ 119,802,057)                                              119,802,057


====================================================================================================
Repurchase Agreements--6.7%

Repurchase agreement with PaineWebber, Inc., 1.87%, dated 2/28/02, to be repurchased at $136,723,102 on 3/1/02, collateralized by
Federal Home Loan Mortgage Corp., 6%, 2/1/17,
with a value of $139,721,918 (Cost $136,716,000)                    136,716,000          136,716,000
----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,001,202,534)                        100.1%        2,052,587,789
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                     (0.1)           (2,315,293)
                                                                         ---------------------------
Net Assets                                                               100.0%       $2,050,272,496
                                                                         ===========================

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                         10 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2002
================================================================================
Assets

Investments, at value (cost $2,001,202,534)--see
  accompanying statement                                        $ 2,052,587,789
--------------------------------------------------------------------------------
Cash                                                                    520,357
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    1,056,441
Interest and dividends                                                  801,956
Other                                                                    29,778
                                                                ----------------
Total assets                                                      2,054,996,321


================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                3,059,817
Distribution and service plan fees                                      782,360
Shareholder reports                                                     425,390
Trustees' compensation                                                  389,658
Transfer and shareholder servicing agent fees                            32,002
Other                                                                    34,598
                                                                ----------------
Total liabilities                                                     4,723,825

================================================================================
Net Assets                                                      $ 2,050,272,496
                                                                ================

================================================================================
Composition of Net Assets

Paid-in capital                                                 $ 2,475,278,233
--------------------------------------------------------------------------------
Overdistributed net investment income                                (5,554,822)
--------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions           (470,836,170)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           51,385,255
                                                                ----------------
Net Assets                                                      $ 2,050,272,496
                                                                ================

                         11 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued


================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets
of $1,447,051,306 and 51,083,683 shares of beneficial interest            $28.33
outstanding) Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                             $30.06
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 423,837,413 and 15,815,581 shares of beneficial interest
outstanding)                                                              $26.80
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 94,985,583 and 3,486,012 shares of beneficial interest
outstanding)                                                              $27.25
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,704,473 and 60,594 shares of beneficial interest
outstanding)                                                              $28.13
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $ 82,693,721 and 2,917,307 shares of beneficial
interest outstanding)                                                     $28.35

See accompanying Notes to Financial Statements.

                         12 | OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2002
===============================================================================
Investment Income

Interest                                                            $ 5,192,433
-------------------------------------------------------------------------------
Dividends                                                             5,110,041
                                                                  -------------
Total income                                                         10,302,474

===============================================================================
Expenses
Management fees                                                       6,750,004
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,726,200
Class B                                                               2,231,587
Class C                                                                 489,619
Class N                                                                   3,026
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,347,974
Class B                                                                 704,437
Class C                                                                 153,282
Class N                                                                   1,901
Class Y                                                                 103,607
-------------------------------------------------------------------------------
Shareholder reports                                                     943,729
-------------------------------------------------------------------------------
Trustees' compensation                                                   57,312
-------------------------------------------------------------------------------
Custodian fees and expenses                                              23,181
-------------------------------------------------------------------------------
Other                                                                    41,819
                                                                  -------------
Total expenses                                                       15,577,678
Less reduction to custodian expenses                                    (20,344)
Less voluntary waiver of transfer and shareholder servicing
   agent fees--Class Y                                                   (6,312)
                                                                  -------------
Net expenses                                                         15,551,022

===============================================================================
Net Investment Loss                                                  (5,248,548)

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on investments                                   (113,420,591)
-------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 61,903,857
                                                                  -------------
Net realized and unrealized loss                                    (51,516,734)

===============================================================================
Net Decrease in Net Assets Resulting from Operations              $ (56,765,282)
                                                                  =============

See accompanying Notes to Financial Statements.

                         13 | OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Six Months Ended
                                                                    February 28, 2002          Year Ended
                                                                          (Unaudited)     August 31, 2001
=========================================================================================================
Operations

Net investment income (loss)                                          $    (5,248,548)    $     8,048,187
---------------------------------------------------------------------------------------------------------
Net realized loss                                                        (113,420,591)       (357,415,519)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       61,903,857      (1,979,523,397)
                                                                      -----------------------------------
Net decrease in net assets resulting from operations                      (56,765,282)     (2,328,890,729)

=========================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                    (7,203,758)                 --
Class B                                                                            --                  --
Class C                                                                            --                  --
Class N                                                                        (7,852)                 --
Class Y                                                                      (714,195)                 --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            --        (169,073,487)
Class B                                                                            --         (57,798,213)
Class C                                                                            --         (10,658,043)
Class N                                                                            --                  --
Class Y                                                                            --         (10,089,485)

=========================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                   (60,380,901)        154,610,675
Class B                                                                   (46,174,791)         69,919,439
Class C                                                                    (4,326,426)         36,664,993
Class N                                                                     1,492,001             292,597
Class Y                                                                    (2,712,311)          2,236,334

=========================================================================================================
Net Assets

Total decrease                                                           (176,793,515)     (2,312,785,919)
---------------------------------------------------------------------------------------------------------
Beginning of period                                                     2,227,066,011       4,539,851,930
                                                                      -----------------------------------
End of period [including undistributed (overdistributed) net
investment income of $(5,554,822) and $7,619,531, respectively]       $ 2,050,272,496     $ 2,227,066,011
                                                                      ===================================

See accompanying Notes to Financial Statements.

                         14 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS

                                        Six Months                                                                          Year
                                             Ended                                                                         Ended
                                 February 28, 2002                                                                    August 31,
Class A                                 (Unaudited)           2001           2000            1999            1998           1997
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $ 29.20         $ 62.31        $ 39.77         $ 31.54         $ 40.42        $ 33.69
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                  (.03)            .18           (.02)            .10             .73            .62
Net realized and unrealized gain (loss)       (.70)         (30.05)         25.42           11.69           (5.05)         10.37
                                           -------------------------------------------------------------------------------------

Total income (loss) from
investment operations                         (.73)         (29.87)         25.40           11.79          (4.32)          10.99
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:

Dividends from net investment                 (.14)             --           (.03)           (.48)           (.66)          (.49)
income
Distributions from net realized gain            --           (3.24)         (2.83)          (3.08)          (3.90)         (3.77)
                                           -------------------------------------------------------------------------------------
Total dividends and/or
distributions
to shareholders                               (.14)          (3.24)         (2.86)          (3.56)          (4.56)         (4.26)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 28.33         $ 29.20        $ 62.31         $ 39.77         $ 31.54        $ 40.42
                                           =====================================================================================
================================================================================================================================
Total Return, at Net Asset Value/1/          (2.52)%        (49.87)%        67.10%          39.39%         (11.62)%        35.03%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                              $1,447,051      $1,553,066     $3,176,435      $1,730,087      $1,356,905    $ 1,590,927
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $1,510,917      $2,149,795     $2,390,125      $1,620,201      $1,640,181    $ 1,369,406
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income (loss)                 (0.31)%          0.45%         (0.01)%          0.24%           1.90%          1.74%
Expenses                                      1.27%           1.06%          1.01%           1.05%           1.00%/3/       1.01%/3/

--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         38%             92%            49%            106%            34%             25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                         15 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

                                                  Six Months                                                            Year
                                                       Ended                                                           Ended
                                           February 28, 2002                                                      August 31,
Class B                                           (Unaudited)        2001        2000         1999          1998        1997
============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                 $ 27.60      $ 59.55     $ 38.37      $ 30.54       $ 39.34     $ 32.94
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.21)        (.10)       (.21)        (.20)          .43         .36
Net realized and unrealized gain (loss)                 (.59)      (28.61)      24.22        11.32         (4.89)      10.08
                                                     -----------------------------------------------------------------------
Total income (loss) from
investment operations                                   (.80)      (28.71)      24.01        11.12         (4.46)      10.44
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --           --          --         (.21)         (.44)       (.27)
Distributions from net realized gain                      --        (3.24)      (2.83)       (3.08)        (3.90)      (3.77)
                                                     -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           --        (3.24)      (2.83)       (3.29)        (4.34)      (4.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 26.80      $ 27.60     $ 59.55      $ 38.37       $ 30.54     $ 39.34
                                                     =======================================================================
============================================================================================================================
Total Return, at Net Asset Value/1/                    (2.90)%     (50.26)%     65.82%       38.27%       (12.32)%     33.93%
============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $423,837    $ 483,298    $996,000     $445,629      $330,442   $ 284,227
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $453,228    $ 692,159    $676,485     $410,058      $353,574   $ 203,518
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income (loss)                           (1.07)%      (0.31)%     (0.78)%      (0.58)%        1.08%       0.92%
Expenses                                                2.03%        1.83%       1.78%        1.86%         1.81%/3/    1.84%/3/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   38%          92%         49%         106%           34%         25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                         16 | OPPENHEIMER GROWTH FUND

                                                     Six Months                                                             Year
                                                          Ended                                                            Ended
                                              February 28, 2002                                                       August 31,
Class C                                              (Unaudited)         2001          2000         1999         1998       1997
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $ 28.06       $ 60.48       $ 38.92      $ 30.93      $ 39.87    $ 33.42
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               (.17)         (.04)         (.09)        (.20)         .46        .42
Net realized and unrealized gain (loss)                    (.64)       (29.14)        24.48        11.47        (4.99)     10.17
                                                        ------------------------------------------------------------------------
Total income (loss) from
investment operations                                     (.81)       (29.18)         24.39        11.27       (4.53)      10.59
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --            --            --         (.21)        (.51)      (.37)
Distributions from net realized gain                         --         (3.24)        (2.83)       (3.07)       (3.90)     (3.77)
                                                        ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              --         (3.24)        (2.83)       (3.28)       (4.41)     (4.14)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 27.25      $  28.06      $  60.48      $ 38.92      $ 30.93    $ 39.87
                                                        ========================================================================
================================================================================================================================
Total Return, at Net Asset Value/1/                       (2.89)%      (50.26)%       65.87%       38.28%      (12.33)%    33.93%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $94,986      $102,144      $176,150      $57,970      $44,377    $28,145
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $98,695      $133,823      $103,076      $53,501      $43,817    $13,705
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income (loss)                              (1.08)%       (0.32)%       (0.77)%      (0.58)%       1.06%      0.95%
Expenses                                                   2.04%         1.84%         1.78%        1.86%        1.81%/3/   1.84%/3/
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      38%           92%           49%         106%          34%        25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                         17 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

                                                     Six Months        Period
                                                          Ended         Ended
                                              February 28, 2002    August 31,
Class N                                              (Unaudited)      2001/1/
=============================================================================
Per Share Operating Data
Net asset value, beginning of period                     $29.13        $35.39
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment gain (loss)                                  .04          (.01)
Net realized and unrealized loss                           (.81)        (6.25)
                                                      -----------------------
Total loss from
investment operations                                      (.77)        (6.26)
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.23)           --
Distributions from net realized gain                         --            --
                                                      -----------------------
Total dividends and/or distributions to shareholders       (.23)           --
-----------------------------------------------------------------------------
Net asset value, end of period                           $28.13        $29.13
                                                      =======================
=============================================================================
Total Return, at Net Asset Value/2/                       (2.67)%      (17.69)%
=============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $1,704        $  274
-----------------------------------------------------------------------------
Average net assets (in thousands)                        $1,228        $   70
-----------------------------------------------------------------------------
Ratios to average net assets/3/
Net investment loss                                       (0.69)%       (0.33)%
Expenses                                                   1.54%         1.40%
-----------------------------------------------------------------------------
Portfolio turnover rate                                      38%           92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                         18 | OPPENHEIMER GROWTH FUND

                                                    Six Months                                                           Year
                                                         Ended                                                          Ended
                                             February 28, 2002                                                      August 31,
Class Y                                             (Unaudited)         2001        2000        1999          1998       1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $ 29.27      $  62.33    $  39.76    $  31.54      $  40.43    $ 33.69
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .01           .28         .16         .18           .87        .66
Net realized and unrealized gain (loss)                   (.69)       (30.10)      25.37       11.69         (5.09)     10.42
                                                       ----------------------------------------------------------------------
Total income (loss) from
investment operations                                     (.68)       (29.82)      25.53       11.87         (4.22)     11.08
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)           --        (.13)       (.58)         (.77)      (.57)
Distributions from net realized gain                        --         (3.24)      (2.83)      (3.07)        (3.90)     (3.77)
                                                       ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.24)        (3.24)      (2.96)      (3.65)        (4.67)     (4.34)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 28.35      $  29.27    $  62.33    $  39.76      $  31.54    $ 40.43
                                                       ======================================================================
=============================================================================================================================
Total Return, at Net Asset Value/1/                      (2.34)%      (49.77)%     67.56%      39.74%       (11.38)%    35.36%
=============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $82,694      $ 88,284    $191,267    $ 93,936      $132,146    $96,679
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $85,275      $124,168    $134,650    $116,615      $135,098    $62,619
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income (loss)                             (0.01)%        0.67%       0.27%       0.65%         2.16%      2.00%
Expenses                                                  0.98%         0.86%       0.73%       0.80%         0.71%/3/   0.77%/3/
Expenses, net of voluntary waiver of
transfer agent fees and/or reduction
to custodian expenses                                     0.97%          N/A         N/A         N/A           N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     38%           92%         49%        106%           34%        25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                         19 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited


================================================================================
1. Significant Accounting Policies
Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated

                         20 | OPPENHEIMER GROWTH FUND
within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of February 28, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $467,886,292. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of August 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                        Expiring
                        -------------------------------
                        2009                $50,983,636

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2002, the Fund's projected benefit obligations were increased by $29,017 and payments of $12,454 were made to retired trustees, resulting in an accumulated liability of $376,511 as of February 28, 2002.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                         21 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         22 | OPPENHEIMER GROWTH FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             Six Months Ended February 28, 2002         Year Ended August 31, 2001/1/
                                                     Shares              Amount           Shares            Amount
------------------------------------------------------------------------------------------------------------------
Class A
Sold                                              3,286,777       $  95,254,319       10,569,340     $ 434,907,471
Dividends and/or distributions reinvested           229,463           6,757,828        3,414,802       158,822,473
Redeemed                                         (5,625,359)       (162,393,048)     (11,769,825)     (439,119,269)
                                                ------------------------------------------------------------------
Net increase (decrease)                          (2,109,119)      $ (60,380,901)       2,214,317     $ 154,610,675
                                                ==================================================================
-------------------------------------------------------------------------------------------------------------------
Class B
Sold                                              1,287,142       $  35,226,919        5,557,121     $ 229,365,850
Dividends and/or distributions reinvested                --                  --        1,227,686        54,263,720
Redeemed                                         (2,984,923)        (81,401,710)      (5,997,793)     (213,710,131)
                                                ------------------------------------------------------------------
Net increase (decrease)                          (1,697,781)      $ (46,174,791)         787,014     $  69,919,439
                                                ==================================================================
------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                552,862       $  15,327,347        1,717,522     $  69,151,022
Dividends and/or distributions reinvested                --                  --          217,183         9,762,405
Redeemed                                           (707,120)        (19,653,773)      (1,207,014)      (42,248,434)
                                                ------------------------------------------------------------------
Net increase (decrease)                            (154,258)      $  (4,326,426)         727,691     $  36,664,993
                                                ==================================================================
------------------------------------------------------------------------------------------------------------------
Class N
Sold                                                 84,899       $   2,464,195            9,401     $     292,765
Dividends and/or distributions reinvested               268               7,845               --                --
Redeemed                                            (33,969)           (980,039)              (5)             (168)
                                                ------------------------------------------------------------------
Net increase                                         51,198       $   1,492,001            9,396     $     292,597
                                                ==================================================================
------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                415,808       $  12,041,794        1,574,830     $  65,369,945
Dividends and/or distributions reinvested            24,235             713,722          216,565        10,076,798
Redeemed                                           (538,513)        (15,467,827)      (1,844,136)      (73,210,409)
                                                ------------------------------------------------------------------
Net increase (decrease)                             (98,470)      $  (2,712,311)         (52,741)    $   2,236,334
                                                ==================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2002, were $726,950,681 and $657,542,536, respectively.
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next

                         23 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
$200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion. The Fund's management fee for the six months ended February 28, 2002 was an annualized rate of 0.63%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001 and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

     The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate         Class A    Concessions      Concessions      Concessions     Concessions
                      Front-End       Front-End     on Class A       on Class B       on Class C      on Class N
                  Sales Charges   Sales Charges         Shares           Shares           Shares          Shares
Six Months           on Class A     Retained by    Advanced by      Advanced by      Advanced by     Advanced by
Ended                    Shares     Distributor    Distributor/1/   Distributor/1/   Distributor/1/  Distributor/1/
----------------------------------------------------------------------------------------------------------------
February 28, 2002    $1,235,614        $358,422        $94,534       $1,117,178          $85,434         $19,077

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                   Class A                   Class B                  Class C  Class N Contingent
                       Contingent Deferred       Contingent Deferred      Contingent Deferred      Deferred Sales
Six Months                   Sales Charges             Sales Charges            Sales Charges    Charges Retained
Ended              Retained by Distributor   Retained by Distributor  Retained by Distributor      by Distributor
-----------------------------------------------------------------------------------------------------------------
February 28, 2002                 $10,804                   $497,300                   $9,744                 $78

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a

                         24 | OPPENHEIMER GROWTH FUND
specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2002, payments under the Class A plan totaled $1,726,200, all of which were paid by the Distributor to recipients, and included $84,163 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2002, were as follows:

                                                                                      Distributor's
                                                                   Distributor's          Aggregate
                                                                       Aggregate       Unreimbursed
                                                                    Unreimbursed      Expenses as %
                         Total Payments      Amount Retained            Expenses      of Net Assets
                             Under Plan       by Distributor          Under Plan           of Class
---------------------------------------------------------------------------------------------------
Class B Plan                $ 2,231,587          $ 1,784,156        $ 11,823,119               2.79%
Class C Plan                    489,619              120,383           1,481,744               1.56
Class N Plan                      3,026                2,635              18,691               1.10

                         25 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at February 28, 2002.

                         26 | OPPENHEIMER GROWTH FUND

OPPENHEIMER GROWTH FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         John V. Murphy, President and Trustee
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Bruce L. Bartlett, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Katherine P. Feld, Assistant Secretary
                         Kathleen T. Ives, Assistant Secretary
                         Denis R. Molleur, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of             The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors     KPMG LLP
================================================================================
Legal Counsel            Mayer, Brown, Rowe and Maw

                         The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018

                         (C)2002 OppenheimerFunds, Inc. All rights reserved.

                         27 | OPPENHEIMER GROWTH FUND

OPPENHEIMERFUNDS FAMILY

Global Equity       Developing Markets Fund                  Global Fund
                    International Small Company Fund         Quest Global Value Fund
                    Europe Fund                              Global Growth & Income Fund
                    International Growth Fund
--------------------------------------------------------------------------------------------
Equity              Stock                                    Stock & Bond
                    Emerging Technologies Fund               Quest Opportunity Value Fund
                    Emerging Growth Fund                     Total Return Fund
                    Enterprise Fund                          Quest Balanced Value Fund
                    Discovery Fund                           Capital Income Fund
                    Main Street(R) Small Cap Fund            Multiple Strategies Fund
                    Small Cap Value Fund                     Disciplined Allocation Fund
                    MidCap Fund                              Convertible Securities Fund
                    Main Street(R) Opportunity Fund          Specialty
                    Growth Fund                              Real Asset Fund(R)
                    Capital Appreciation Fund                Gold & Special Minerals Fund
                    Main Street(R) Growth & Income Fund      Tremont Market Neutral Fund, LLC/2/
                    Value Fund                               Tremont Opportunity Fund, LLC/2/
                    Quest Capital Value Fund
                    Quest Value Fund
                    Trinity Large Cap Growth Fund/1/
                    Trinity Core Fund
                    Trinity Value Fund
--------------------------------------------------------------------------------------------
Income              Taxable                                  Municipal
                    International Bond Fund                  California Municipal Fund/5/
                    High Yield Fund                          New Jersey Municipal Fund/5/
                    Champion Income Fund                     New York Municipal Fund/5/
                    Strategic Income Fund                    Pennsylvania Municipal Fund/5/
                    Bond Fund                                Municipal Bond Fund
                    Senior Floating Rate Fund                Intermediate Municipal Fund
                    U.S. Government Trust
                    Limited-Term Government Fund
                    Capital Preservation Fund/3/
                    Rochester Division
                    Rochester National Municipals/4/
                    Rochester Fund Municipals
                    Limited Term New York Municipal Fund
--------------------------------------------------------------------------------------------
Select Managers     Stock                                    Stock & Bond
                    Mercury Advisors Focus Growth Fund       QM Active Balanced Fund/3/
                    Gartmore Millennium Growth Fund II
                    Jennison Growth Fund
                    Salomon Brothers Capital Fund
                    Mercury Advisors S&P 500 Index Fund/3/
--------------------------------------------------------------------------------------------
Money Market/6/     Money Market Fund                        Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
5. Available to investors only in certain states.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                         28 | OPPENHEIMER GROWTH FUND

INFORMATION AND SERVICES


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Internet
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
PhoneLink/1/
24-hr automated information and automated transactions
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--------------------------------------------------------------------------------
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P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols Class A: OPPSX Class B: OPSBX Class C: OGRCX
               Class N: OGRNX Class Y: OGRYX

1. At times, the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                     [LOGO] OPPENHEIMER FUNDS(R)
RS0270.001.0202 April 29, 2002